UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 2, 2023

Assure Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-40785	82-2726719
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7887 East Belleview Avenue, Suite 500 Denver, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 720-287-3093

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The Board of Directors of Assure Holdings Corp. (the “Company”) approved the consolidation of the Company’s authorized and issued and outstanding common stock, par $0.001, on a twenty (old) for one (new) share basis (the “Reverse Split”), pursuant to Nevada Revised Statute (“NRS”) Section 78.207. On March 2, 2023, the Company filed a Certificate of Change (“Certificate of Change”) with the Nevada Secretary of State pursuant to NRS 78.209, to effect the Reverse Split, effective at 12:01 a.m. (Pacific Standard Time) on March 4, 2023 (the “Effective Time”), subject to the right of termination by the Board of Directors prior to the Effective Time.

The Board of Directors approved the Reverse Split to meet the share price requirements of the NASDAQ Capital Market.

Effect of Reverse Split

At the Effective Time, the total number of shares of common stock (“Common Stock”) authorized by the Corporation will be reduced from 180,000,000 shares of Common Stock, par $0.001, to 9,000,000 shares of Common Stock, par $0.001, and the number of shares of Common Stock held by each stockholder of the Company will be consolidated automatically into the number of shares of Common Stock equal to the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Reverse Split divided by twenty (20): effecting a twenty (20) pre-split shares for one (1) post-split share reverse stock split.

No fractional shares will be issued in connection with the Reverse Split and all fractional shares will be rounded up to the next whole share, pursuant to NRS 78.205(2)(b).

As of March 3, 2023, the Company had 22,021,952 shares of Common Stock issued and outstanding, and after the Reverse Split, the Company will have approximately 1,101,098 shares of Common Stock issued and outstanding.

Also on the Effective Date, all options, warrants and other convertible securities of the Company outstanding immediately prior to the Reverse Split will be adjusted by dividing the number of shares of Common Stock into which the options, warrants and other convertible securities are exercisable or convertible by twenty (20) and multiplying the exercise or conversion price thereof by twenty (20), all in accordance with the terms of the plans, agreements or arrangements governing such options, warrants and other convertible securities and subject to rounding to the nearest whole share.

Immediately after the Reverse Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain virtually unchanged, except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Split.

No Shareholder Approval Required.

Pursuant to NRS 78.207, no consent or approval of the stockholders is required for the Reverse Split.

Symbol; CUSIP

The Common Stock is expected to begin trading on the NASDAQ Capital Market on a split-adjusted basis when the market opens on March 6, 2023, meaning that each twenty (20) pre-split shares will represent one (1) post-split share, and the share price is expected to increase mechanically in proportion to the 20:1 ratio. The Common Stock will continue to trade under its existing symbol “IONM”. The new CUSIP number for the Common Stock following the Reverse Split will be 04625J303.

Certificated and Non-Certificated Shares.

The Company intends to treat stockholders holding shares of Common Stock in “street name” (that is, held through a bank, broker or other nominee) in the same manner as stockholders of record whose shares of Common Stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding shares of our Common Stock in “street name;” however, these banks, brokers or other nominees may apply their own specific procedures for processing the Reverse Split. Stockholders who are holding their shares of Common Stock in electronic form at brokerage firms do not need to take any action, as the effect of the Reverse Split will automatically be reflected in their brokerage accounts.

Stockholders who are holding their shares of Common Stock electronically in direct registered book-entry form (“DRS”) with Computershare Trust Company, N.A., the Company’s transfer agent (the “Transfer Agent”), will not need to take action. The Reverse Split will automatically be reflected in the Transfer Agent’s records and on such stockholders’ next account statement.

Stockholders holding paper certificates may (but are not required to) exchange their stock certificates for post-split shares of Common Stock held electronically in DRS book-entry form, which means they will not receive physical stock certificates and will receive a statement of account and instructions from the Transfer Agent regarding the transition to book-entry share registration. To obtain a Letter of Transmittal or for instructions on how a stockholder should surrender his, her or its certificates representing pre-split shares of Common Stock to the Transfer Agent in exchange for post-split shares in DRS book-entry form, please contact the Transfer Agent toll free at 1 (800) 546-5141.

Nevada Filing - Certificate of Change

On March 2, 2023, the Company filed the Certificate of Change with the Nevada Secretary of State pursuant to NRS 78.209, which amends the Company’s Articles of Incorporation to effect the Reverse Split, effective at the Effective Time. Pursuant to 78.209, the Board of Directors may terminate the Reverse Split at any time prior to the Effective Time by resolution and filing of a certificate of termination.

The description contained herein of the Reverse Split and proportional decrease of the Company’s authorized shares of Common Stock is qualified in its entirety by reference to the Certificate of Change, a copy of which is attached to this report as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Change

The information set forth in Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 7.01 Regulation FD

On March 3, 2023, the Company issued a press release announcing the Reverse Split. A copy of the press release is attached to this report as Exhibit 99.1 and incorporated herein by this reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release filed as Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 8.01 Other Events

The information set forth in Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 8.01.

The Company has a registration statement on Form S-3 (Files No. 333-266730 and 333-261946) and a registration statement on Form S-8 (File No. 333-262092) on file with the United States Securities and Exchange Commission (the “Commission”). Commission regulations permit the Company to incorporate by reference future filings made with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the termination of the offerings covered by registration statements filed on Form S-3 or Form S-8. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in this Item 8.01 of this Current Report on Form 8-K is therefore intended to be automatically incorporated by reference into each of the active registration statements listed above, thereby amending them. Pursuant to Rule 416(b) under the Securities Act, the amount of undistributed shares of Common Stock deemed to be covered by the effective registration statements of the Company described above are proportionately reduced as of the Effective Time to give effect to the Reverse Split.

Item 9.01 Exhibits

Exhibit No.	Name

3.1	Certificate of Change
99.1	Press Release dated March 3, 2023
104	Cover Page Interactive Data File (formatted in Inline XBRL and included as Exhibit 101).

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURE HOLDINGS CORP.

Date: March 3, 2023	By:	/s/ John Price
	Name:	John Price
	Title:	Chief Financial Officer